Exhibit 24.01

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Scott A. Durchslag, Thomas R. Fox and Shannon M. Shaw and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act separately and full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to the Annual Report on Form 10-K and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or his or her or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, as amended, this power of attorney has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ SCOTT A. DURCHSLAG		February 17, 2017
Scott A. Durchslag	Chief Executive Officer and Director (Principal Executive Officer)

/S/ THOMAS R. FOX		February 15, 2017
Thomas R. Fox	Chief Financial Officer (Principal Financial Officer)

/S/ CHARLES HUNDT		February 17, 2017
Charles Hundt	Chief Accounting Officer (Principal Accounting Officer)

/S/ GEORGE D. BELL		February 15, 2017
George D. Bell	Director

/S/ MARK BRITTO		February 15, 2017
Mark Britto	Director

/S/ THOMAS R. EVANS		February 15, 2017
Thomas R. Evans	Director

/S/ ANGELA R. HICKS BOWMAN		February 16, 2017
Angela R. Hicks Bowman	Director

/S/ MICHAEL S. MAURER		February 15, 2017
Michael S. Maurer	Director

/S/ DAVID B. MULLEN		February 15, 2017
David B. Mullen	Director

/S/ MICHAEL D. SANDS		February 15, 2017
Michael D. Sands	Director

/S/ H. ERIC SEMLER		February 15, 2017
H. Eric Semler	Director

/S/ SUSAN THRONSON		February 15, 2017
Susan Thronson	Director